ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

-AllianceBernstein Money Market Portfolio

Supplement dated February 1, 2012 to the Prospectuses and Summary Prospectuses dated May 2, 2011 for AllianceBernstein Variable Products Series Fund, Inc. (the “Prospectuses”), offering Class A and Class B shares of the AllianceBernstein Money Market Portfolio (the “Portfolio”).

At a meeting of the Board of Directors (the “Board”) of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) held on January 31, 2012, the Board approved the liquidation and termination of the Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or shortly after April 27, 2012 and will convert its assets to cash shortly before this date. The insurance company separate accounts through which owners of variable insurance contracts hold interests in the Portfolio will give such Contractholders notice of the Liquidation as well as information about allocating their variable insurance contract assets to other investment options available under their contracts.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectuses for future reference.

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